THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

              FROST KEMPNER TREASURY AND INCOME FUND (THE "FUND")

                       SUPPLEMENT DATED NOVEMBER 21, 2016
TO THE INSTITUTIONAL CLASS SHARES PROSPECTUS AND THE INVESTOR CLASS SHARES PROSPECTUS, EACH DATED NOVEMBER 28, 2015 (THE "PROSPECTUSES") AND THE STATEMENT
         OF ADDITIONAL INFORMATION, DATED NOVEMBER 28, 2015 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

The Board of Trustees of the Trust, at the recommendation of Frost Investment Advisors, LLC (the "Adviser"), the investment adviser of the Fund, has approved a plan of liquidation providing for the liquidation of the Fund's assets and the distribution of the net proceeds PRO RATA to the Fund's shareholders. In connection therewith, the Fund will be closed to new investments effective immediately. The Fund is expected to cease operations and liquidate on or about December 30, 2016 (the "Liquidation Date").

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the "How to Redeem Fund Shares" section of the Prospectuses. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of liquidating the Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 FIA-SK-039-0100